                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the
   Commission Only (as Permitted by
   Rule 14a-6(e)(2))

[X]Definitive Proxy Statement


[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-12


                    Prudential Diversified Bond Fund, Inc.
      ----------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

            ------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  ----------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

  ----------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  ----------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

  ----------------------------------------------------------------------------
  (5) Total fee paid:

  ----------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  ----------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:

  ----------------------------------------------------------------------------
  (3) Filing Party:

  ----------------------------------------------------------------------------
  (4) Date Filed:

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

                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
                             Gateway Center Three
                           Newark, New Jersey 07102

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ----------------------

To Our Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Diversified Bond Fund, Inc. (the Fund) will be held on April 19, 2000, at 10:00 a.m. at 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102, for the following purposes:

  1. To amend the investment objective of the Fund.

  2. To approve amendments to the Fund's fundamental investment restrictions relating to:

    (a) borrowing transactions;

    (b) the making of loans; and

    (c) investments in securities of other investment companies.

  3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on February 18, 2000 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

                                             Deborah A. Docs
                                             Secretary

Dated: March 2, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. SHAREHOLDERS CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY.

                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
                             Gateway Center Three
                           Newark, New Jersey 07102

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                        Special Meeting of Shareholders
                         April 19, 2000, at 10:00 a.m.

  This Proxy Statement is furnished by the Board of Directors of Prudential Diversified Bond Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (the Meeting) to be held on April 19, 2000 at 10:00 a.m at 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102. The Fund's principal executive office is located at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102. The purpose of the Meeting is to consider proposals to change (1) the Fund's investment objective and (2) fundamental investment restrictions relating to (a) borrowing transactions, (b) the making of loans, and (c) investments in securities of other investment companies.

  It is expected that the Notice of Special Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about March 2, 2000. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. In addition, a shareholder can revoke a prior proxy simply by voting again--using the original proxy card, by toll-free telephone call, or at the Fund's Web site listed below. If sufficient votes to approve one or more of the proposed items are not received or if a quorum is not present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and will not require notice other than announcement at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

  The close of business on February 18, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,000,081.956 Class A shares, 13,467,187.315 Class B shares, 723,377.451 Class C shares and 3,952,153.032
Class Z shares, of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting (and such shareholders of record holding fractional shares, if any, shall have proportionate voting rights).

  As of February 18, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interests were: Pru Defined Contribution Svcs, FBO PRU NON Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1755, who held 453,547 Class A shares of the Fund (9.07% of the outstanding Class A shares); Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office, Park Moosic PA 18507-1796, who held 289,306 Class A shares of the Fund (5.77% of the outstanding Class A shares); Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1796, who held 2,680,794 Class Z shares of the Fund (67.83% of the outstanding Class Z shares); Marquette Trust Co TTEE, STAT Hawaii Deferred Compensation Plan, Marquette Trust Company, Attn: Ann Mejia DCA/TR ADMINIS, 13100 Wayzata Blvd, Minnetonka MN 55305-1842, who held 517,182 Class Z shares of the Fund (13.09% of the outstanding Class Z shares).

  As of February 18, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of each class of outstanding shares of the Fund.

  Both proposals described in this Proxy Statement require approval by "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). This means the lesser of (A) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Fund. Each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against a proposal. A quorum requires the presence, in person or by proxy, of the holders of record of one-third of the outstanding shares of the Fund.

  The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic, Internet or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $55,000 and will be borne by the Fund.

  Shareholders can vote in any one of four ways (A) by mail, with the enclosed proxy card, (B) in person at the Meeting, (C) by telephone, with a toll-free call to the number listed on the enclosed proxy card, and (D) through the Internet at www.proxyvote.com. Shareholders are encouraged to vote by Internet or telephone, using the 12-digit "control" number that appears on the enclosed proxy card. Subsequent to inputting this number, shareholders will be prompted to provide their voting instructions on each proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will have the option to receive an e-mail confirming their voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with instructions and to confirm that their instructions have been properly recorded.

  Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of January 3, 1995 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Investment Adviser), Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, under a Subadvisory Agreement dated January 3, 1995, as amended November 18, 1999. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies, with assets of approximately $75.6 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Investment Adviser, decides upon matters of general policy.

  Prudential Investment Management Services LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.

  Upon request, the Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please let the Fund know the number of copies needed and submit expense invoices for the Fund's review to 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

                                PROPOSAL NO. 1
                                      TO
                             AMEND THE INVESTMENT
                             OBJECTIVE OF THE FUND

  The Board of Directors is submitting for approval by shareholders of the Fund the following proposal to amend the investment objective of the Fund. The Board of Directors approved this proposal at a meeting held on February 7, 2000. For the reasons described below, the Board of Directors believes that the proposed changes are in the best interests of shareholders and recommends that shareholders approve the proposed amendment. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

  The current investment objective for the Fund is high current income consistent with an appropriate balance between risk and reward. The Board of Directors has approved, and recommends that the shareholders of the Fund approve, an amendment to change the Fund's investment objective to total return. To reflect the change, the Fund's prospectus will state: "The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser."

  The Manager and Investment Adviser have proposed the change in investment objective to allow the Fund to take advantage of capital appreciation opportunities. The Manager and Investment Adviser believe that it would be beneficial to shareholders for the Fund to seek both income and capital appreciation, or total return. The Fund presently seeks high current income consistent with an appropriate balance between risk and reward. Capital appreciation is not currently an objective. Therefore, if the Investment Adviser does not believe that a particular security offers enough of an income premium to justify the credit and other risks involved, the Fund will, in accord with its present investment objective, invest in a different income-producing security which may be lower yielding. If the proposed new investment objective is approved by shareholders, the Fund might invest instead in a security that has the potential for capital appreciation, even if it yields little or no income. Thus, while the Fund will continue to invest in bonds and other fixed-income securities in different sectors of the fixed-income securities markets, if the proposed change in the investment objective is approved, the Fund's current yield may be lower than it would be under the existing objective. On the other hand, the Manager and Investment Adviser believe that the Fund's potential for total return, i.e., yield plus capital appreciation, may be increased if the change is approved.

  If the change in investment objective is approved by shareholders, the Investment Adviser has indicated that a primary difference in how it may manage the Fund would be in the percentage of Fund assets permitted to be invested in below investment-grade securities, also known as high-yield or "junk" bonds. Currently, the Fund may invest up to 35% of its net assets in high-yield securities. If the investment objective is changed, this limit would be increased to 50% of total assets. As a result of this change, the Investment Adviser may, depending on market conditions and the available price and yield of other types of securities, invest a greater percentage of the Fund's assets in high-yield or "junk" bonds to take advantage of total return opportunities. As discussed in the Fund's current prospectus, the risks related to investment in below investment-grade securities include greater market and credit risks than higher-grade debt securities, and potentially greater illiquidity (they may be harder to sell), in which case valuation would depend more on the Investment Adviser's judgment than is generally the case with higher-rated securities. Therefore, if the change is approved, the Fund will be subject to greater risks.

  The Investment Adviser has indicated that if the change in investment objective is approved by shareholders, the Fund will have an increased ability to invest in asset-backed securities from the current limit, which is 25% of total assets, up to 35% of total assets. As discussed in the Fund's current prospectus, the risks related to investment in asset-backed securities include prepayment, credit and market risks, as well as the risk that the security interest in the underlying collateral may not be as great as with certain collateralized securities in which the Fund currently invests (although prepayment risk with respect to asset-backed securities is generally lower than that of certain collateralized securities in which the Fund currently invests). Therefore, if the change is approved, the Fund will be subject to greater risks. Despite the investment risks, investment in asset-backed securities may provide the Fund with regular interest income and some diversification opportunities.

  If the proposal to change the Fund's investment objective is approved by the shareholders, the Fund intends to change its name to Prudential Total Return Bond Fund, Inc.

REQUIRED VOTE

  Approval of this Proposal No. 1 requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                                PROPOSAL NO. 2
                                      TO
                         APPROVE AMENDMENTS TO CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The Board of Directors is submitting for approval by shareholders of the Fund the following proposals to amend three of the Fund's fundamental investment restrictions relating to (a) borrowing transactions, (b) the making of loans, and (c) investments in securities of other investment companies. The Board of Directors approved these proposals at a meeting held on February 7, 2000.

  For the reasons described below, the Board of Directors believes that the proposed changes are in the best interests of the shareholders and recommends that shareholders approve each of the proposed amendments. Fundamental investment restrictions may be changed only with shareholder approval.

  If the proposed changes to the Fund's fundamental investment restrictions are approved by shareholders at the Meeting, the Fund's prospectus and statement of additional information will be revised as appropriate to reflect the changes. The changes proposed in Proposals No. 2(a), 2(b) and 2(c) will not result in a change to the investment objective or operating policies of the Fund.

PROPOSAL NO. 2(a): AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE FUND'S ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

  The Fund's current fundamental investment restriction concerning borrowing money, which appears as investment restriction number 3 in the Fund's current statement of additional information, states that the Fund shall not:

  Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow FROM BANKS up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  The proposed change would amend the Fund's fundamental investment restriction relating to borrowing transactions by taking out the italicized reference to borrowing by taking out the words "from banks."

  The proposed change to the Fund's fundamental investment restriction would allow the Fund to borrow from persons other than banks, to the extent consistent with applicable law or any exemptive relief granted by the Securities and Exchange Commission (SEC). The proposed change is designed to permit the Fund the greatest degree of flexibility permitted by law or any exemptive relief granted by the SEC in pursuing its investment program.

  Current law prohibits the Fund from borrowing other than from banks. Accordingly, the Fund may not borrow from other mutual funds in the Prudential Mutual Fund complex (each, a Prudential Fund). If the proposed amendment to the Fund's fundamental investment restriction on borrowing is approved by shareholders, then the Fund (and other Prudential Funds) intend to apply to the SEC for an exemption from this prohibition on interfund borrowing, pursuant to authorization by the Fund's Board of Directors obtained in November 1999. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, the Fund would be allowed to borrow from other Prudential Funds. The ability to engage in borrowing transactions with other participating Prudential Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes.

  Approval of this Proposal No. 2(a) will not by itself result in implementation of the interfund lending program. Among other things, any such program would be subject to receipt of an SEC exemptive order.

  In addition to the proposed change to the fundamental investment restriction relating to borrowing, shareholders are being asked to vote on an amendment to the Fund's fundamental investment restriction on lending (in Proposal No. 2(b)). If only one of the two proposals is adopted, then the Fund's fundamental investment restrictions will be amended only to the extent of shareholder approval.

  If both Proposal 2(a) and (b) are adopted and the Fund were to participate in an interfund lending program, there is a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Prudential Fund. There is also a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan. A lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. In determining to recommend this Proposal No. 2(a) to shareholders for approval, the Board of Directors considered that the benefits to the Fund of participating in the program outweigh the possible risks of such participation.

  Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to other potential lenders to the Fund, the change in the investment restriction, if approved by shareholders, will enable the Fund to further increase its ability to borrow from persons other than banks without shareholder approval (but subject to the approval of the Board of Directors) by applying for other SEC exemptive orders. This may subject the Fund to additional risks.

PROPOSAL NO. 2(b): AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE FUND'S ABILITY TO ENGAGE IN LENDING TRANSACTIONS

  The Funds' current fundamental investment restriction concerning making loans, which appears as investment restriction number 11 in the Fund's current statement of additional information, states that the Fund shall not:

  Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

  The proposed change will amend the restriction relating to lending transactions by adding a clause (which is bolded for ease of reference) that will allow for greater flexibility in lending transactions. Under the proposed amendment, the Fund shall not:

  Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets AND
  (III) AS OTHERWISE PERMITTED BY EXEMPTIVE ORDER OF THE SECURITIES AND EXCHANGE COMMISSION.

  The proposed amendment to the Fund's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Prudential Funds, as described above. The nature of such a program and the risks associated with the Fund's participation therein are set forth above under Proposal No. 2(a). Shareholders are being asked to consider, and vote separately, on the Fund's fundamental investment restrictions relating to borrowing and lending.

  In determining to recommend this Proposal No. 2(b) to shareholders for approval and to facilitate the future development and implementation of an interfund lending program, the Board of Directors considered that the interfund lending program: (i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Prudential Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Prudential Funds. Although the Fund has not yet applied for such order, it is anticipated that one of the conditions of the order will be that the Fund may not lend more than 15% of its net assets as part of the interfund lending program. There can be no assurance that any such order would be granted, even if applied for.

  Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to this restriction, the change in the investment restriction, if approved by shareholders, will enable the Fund to further amend this restriction without shareholder approval (but subject to the approval of the Board of Directors) by applying for other SEC exemptive orders. This may subject the Fund to additional risks. The Fund will continue to be able to engage in loans of portfolio securities up to 30% of its total assets whether or not shareholders approve Proposals 2(a) and (b).

PROPOSAL NO. 2(c): AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE FUND'S ABILITY TO INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund's current fundamental investment restriction concerning investments in securities of other investment companies, which appears as investment restriction number 9 in the Fund's current statement of additional information, states that the Fund shall not:

  Invest in securities of other investment companies, except BY PURCHASES IN THE OPEN MARKET INVOLVING ONLY CUSTOMARY BROKERAGE COMMISSIONS AND AS A RESULT OF WHICH THE FUND WILL NOT HOLD MORE THAN 3% OF THE OUTSTANDING VOTING SECURIITES OF ANY ONE INVESTMENT COMPANY, WILL NOT HAVE INVESTED MORE THAN 5% OF ITS TOTAL ASSETS IN ANY ONE INVESTMENT COMPANY AND WILL NOT HAVE INVESTED MORE THAN 10% OF ITS TOTAL ASSETS (DETERMINED AT THE TIME OF INVESTMENT) IN SUCH SECURITIES OF ONE OR MORE INVESTMENT COMPANIES, OR EXCEPT AS PART OF A MERGER, CONSOLIDATION OR OTHER ACQUISITION.

  The proposed change will amend the restriction by deleting the italicized reference to the circumstances under which the Fund may invest in securities of other investment companies and replacing it with a clause (which is bolded for ease of reference) that will allow for greater flexibility in these types of transactions. The added clause contains a parenthetical at the end which describes the current limitations with respect to these types of transactions. Under the proposed amendment, the Fund shall not:

  Invest in securities of other investment companies, except AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THE RULES THEREUNDER, AS AMENDED FROM TIME TO TIME, OR BY ANY EXEMPTIVE RELIEF GRANTED BY THE SECURITIES AND EXCHANGE COMMISSION. (CURRENTLY, UNDER THE INVESTMENT COMPANY ACT OF 1940, THE FUND MAY INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES SUBJECT TO THE FOLLOWING
LIMITATIONS: THE FUND MAY HOLD NOT MORE THAN 3% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE INVESTMENT COMPANY, MAY NOT HAVE INVESTED MORE THAN 5% OF ITS TOTAL ASSETS IN ANY ONE INVESTMENT COMPANY AND MAY NOT HAVE INVESTED MORE THAN 10% OF ITS TOTAL ASSETS IN SECURITIES OF ONE OR MORE INVESTMENT COMPANIES).

  The proposed amendment to the Fund's fundamental investment restriction would allow the Fund to invest in securities of other investment companies to the extent consistent with applicable law or any exemptive relief granted by the SEC. Under current Investment Company Act provisions, the Fund may invest up to 10% of its total assets in the securities of other registered investment companies, may invest not more than 5% of its total assets in the securities of any one registered investment company and may not own more than 3% of an investment company's outstanding voting securities. The Fund has already received an exemptive order from the SEC permitting it to invest cash collateral from securities lending transactions and uninvested cash, in an amount not to exceed 25% of the Fund's total assets, in other registered open-end investment companies advised by PIFM (Investment Funds). The Investment Funds are money market funds or open-end short-term bond funds with a portfolio maturity of three years or less. Shares of certain Investment Funds may be offered and sold to the Fund only in private transactions and not through the open market.

  The Board of Directors anticipates that a primary benefit of investing in Investment Funds will be the ability to obtain higher yields than would be available from current investment alternatives. It is also anticipated that by investing in Investment Funds, the Fund would have access to a lower cost alternative for making short-term liquid investments than is presently available. The SEC order is subject to a number of conditions designed to ensure that there will not be duplication of fees and expenses by the Fund and an Investment Fund or conflicts of interest as a result of any such investment. One condition of the order is that the Fund may not invest uninvested cash in an Investment Fund in excess of 25% of the Fund's total assets.

  Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to this restriction, the change in the investment restriction, if approved by shareholders, will enable the Fund to further amend this restriction without shareholder approval (but subject to the approval of the Board of Directors) by applying for other SEC exemptive orders. This may subject the Fund to additional risks.

  If the Fund's shareholders do not approve the proposed amendment of the fundamental investment restriction relating to investment in other investment companies, the Fund will not be able to take advantage of the exemptive provisions described above.

REQUIRED VOTE

  Approval of each of Proposals No. 2(a), 2(b) and 2(c) requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 2(a), 2(b) AND 2(c).

                            ----------------------

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

  Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Board of Directors does not intend to hold annual meetings of shareholders of the Fund. The Board of Directors will call meetings of shareholders as may be required under the Investment Company Act or as they may determine in their discretion. The Fund's By-Laws require the Secretary of the Fund to call a meeting of shareholders of the Fund when requested to do so, in writing, by shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights of the Fund. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

                                             Deborah A. Docs
                                             Secretary

Dated: March 2, 2000

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077


                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
                             Gateway Center Three
                           Newark, New Jersey 07102

                                     PROXY

                 Special Meeting of Shareholders (Meeting) -
                          April 19, 2000, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as
Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on February 18, 2000 at the Meeting to be held on April 19, 2000 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND 2 (a), (b) AND (c) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED MARCH 2, 2000 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.proxyvote.com
3) Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                             PRUDEN         KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PRUDENTIAL DIVERSIFIED BOND FUND, INC.

  For address changes, please check this box   [_]
  and write them on the back.

The Board of Directors recommends a vote FOR each of the proposals.

Vote On Proposals                                    For   Against   Abstain

1.  To approve an amendment to the investment        [_]     [_]       [_]
    objective of Prudential Diversified Bond
    Fund, Inc. (the Fund).

2.  To approve amendments to the Funds'              For   Against   Abstain
    fundamental investment restrictions relating to:

    (a)   borrowing transactions;                    [_]     [_]       [_]

    (b)   the making of loans; and                   [_]     [_]       [_]

    (c)   investments in securities of other
          investment companies.                      [_]     [_]       [_]

Please be sure to sign and date this Proxy.

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Signature (PLEASE SIGN WITHIN BOX)      Date


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Signature (Joint Owners)                Date